ONcore Flex

AuguStarSM Life Insurance Company

AuguStarSM Variable Account A

Supplement dated April 30, 2024

to the Prospectus and

Updating Summary Prospectus dated April 30, 2024

The following supplements the prospectus dated April 30, 2024 (the “Prospectus”), and the updating summary prospectus dated April 30, 2024 (the “Updating Summary Prospectus”). Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or Updating Summary Prospectus, as applicable. Please read this supplement in conjunction with the Prospectus and Updating Summary Prospectus and retain it for future reference.

Effective the date of this supplement, all references to the “AVIP Janus Henderson Forty Portfolio” In the “Investment Options Available with Certain Optional Riders” section of Appendix A in the Prospectus and Updating Summary Prospectus are replaced with references to the “AVIP Fidelity Institutional AM® Equity Growth Portfolio.”

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